SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2004

                                   __________

                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

DELAWARE                             1-4908                   44-2207613
--------                             ------                   ----------
(State or other jurisdiction       (Common File            (I.R.S. employer
 of incorporation)                  Number)                 identification No.)

                                   __________


                    770 Cochituate Road, Framingham, MA 01701
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 390-1000
                                 --------------
               Registrant's Telephone Number (including area code)


                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information contained in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing:

               On November 16, 2004, The TJX Companies, Inc. issued a press release which included financial results for the fiscal quarter ended October 30, 2004. The release is furnished as Exhibit 99.1 hereto.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS

Exhibit Number     Title
--------------     -----

99.1               Press Release, dated November 16, 2004 of The TJX Companies,
                   Inc.

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             THE TJX COMPANIES, INC.



                                             /s/ Jeffrey G. Naylor
                                             -----------------------------------
                                             Jeffrey G. Naylor
                                             Senior Executive Vice President and
                                             Chief Financial Officer

Dated: November 16, 2004

                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

99.1                 Press Release, dated November 16, 2004 of The TJX
                     Companies, Inc.